SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 0)

Filed by the Registrant  [ X ]

Filed by party other than the registrant [  ]

Check the appropriate box:

[ X ] Preliminary Proxy Statement                             [  ] Confidential, for use of the Commission only

                                                                                   (as permitted by Rule 14a-6(e)(2)).

[   ] Definitive Proxy Statement

[   ] Definitive additional materials.

[   ] Soliciting material under Rule 14a-12.

SONORAN ENERGY, INC.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[  ] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies: _____________________________

          (2) Aggregate number of securities to which transaction applies: _____________________________

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________________________________

          (4) Proposed maximum aggregate value of transaction: ____________________________________

          (5) Total fee paid: ___________________________________

[ ] Fee paid previously with preliminary materials ______________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid: __________________________

          (2) Form, Schedule or Registration Statement No.: ____________________________

          (3) Filing Party: ____________________________

          (4) Date Filed: __________________________

SONORAN ENERGY, INC.

11300 W. Olympic Boulevard, Ste. 800,

 Los Angeles, CA 90064.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 30, 2003

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Sonoran Energy, Inc., a Washington corporation (the "Company"), will be held on Tuesday, September 30, 2003 at 10:00 a.m. local time at 11300 West Olympic Blvd., Suite 800, Los Angeles, California 90064 (the "Annual Meeting") for the purpose of considering and voting upon the following matters:

     1.    To elect Three (3) Directors to the Company's Board of Directors, each to serve a staggered term as outlined in the bylaws and until their respective successors have been elected and qualified, or until their earlier resignation or removal. The Board of Directors intends to nominate the following individuals for election to the Board: John Punzo, Russ Costin, and Flavio Bidese.

     2.    To approve the adoption of the Company's 2003 Stock Option Plan and to reserve 900,000 shares of the Company's Common Stock for issuance thereunder.

     3.    To ratify the appointment of Cordovano & Harvey, P.C. as the Company's independent public accountants for the current fiscal year.

     4.    To ratify the move of the principal office of the Company to 11300 W. Olympic Boulevard, Ste. 800, Los Angeles, CA 90064.

      5.    To ratify the change in name of the Company to Sonoran Energy, Inc and the 1 for 25 share consolidation.

      6.    To ratify the following acquisitions made by the Company during Fiscal 2003:

                            San Antonio Prospect

                            Franklin Project

                            Deer Creek – Keystone Oil Lease

                            Emjayco Glide 33 Lease

                            Deer Creek – Merzonian Lease

                            Sacramento Basin Gas Leases

    7.    To ratify the declaration and payment of an Eight(8)% unit dividend consisting of an Eight(8)% stock dividend and a warrant to purchase additional shares on the basis of 1 share for every 10 shares held on July 25, 2003 at a strike price of $1.00 per share.

    8.    To ratify the appointment of The Nevada Agency and Trust Company as the Transfer Agent for the Company

    9.    To approve the submission of an SB-2 Registration statement for up to $5,000,000.

   10.    To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors is not aware of any other business to be transacted at the Annual Meeting.

     The Board of Directors has fixed the close of business on August 31, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on August 31, 2003 shall be entitled to vote at the Annual Meeting or at any adjournments thereof.

     A copy of the Company's Annual Report to Shareholders (Form 10-KSB) for the year ended April 30, 2003, which contains consolidated financial statements and other information of interest to shareholders, accompanies this Notice and the enclosed Proxy Statement.

     All shareholders are invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                                                              By Order of the Board of Directors

                                                                              _____________________________________

                                                                              JOHN PUNZO

                                                                              President and Chief Executive Officer

Los Angeles, CA

August 15, 2003

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

SONORAN ENERGY, INC.

11300 W. Olympic Boulevard, Ste. 800,

 Los Angeles, CA 90064.

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 30, 2003

GENERAL

The enclosed Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of SONORAN ENERGY, INC. (the "Company") of proxies for use at the Annual Meeting of Shareholders to be held on September 30, 2003 at 10:00 a.m. local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The Annual Meeting will be held at 11300 West Olympic Blvd., Suite 800, Los Angeles, California 90064. The Company's telephone number is 866-599-7676.

The Notice of Meeting, this Proxy Statement, the enclosed Proxy and the Company's Annual Report on Form 10-KSB (without exhibits) for the year ended April 30, 2003 are first being sent or given to shareholders entitled to vote at the Annual Meeting on or about August 31, 2003. The Company will, upon written request of any shareholder, furnish a copy of the Exhibits to its Annual Report on Form 10-KSB for the year ended April 30, 2003, as filed with the Securities and Exchange Commission. Please contact the Company at 11300 W. Olympic Boulevard, Ste. 800, Los Angeles, CA 90064, Attention: Secretary.

RECORD DATE

Shareholders of record at the close of business on August 31, 2003 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date 9,145,644 shares of the Company's Common Stock, no par value (the "Common Stock"), were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Beneficial Security Ownership of Management and Certain Beneficial Owners."

REVOCABILITY OF PROXIES

A shareholder may revoke any proxy at any time before its exercise by delivery of a written revocation to the President of the Company or a duly executed proxy bearing a later date. Attendance at the Annual Meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the Meeting that the shareholder intends to revoke the proxy and vote in person.

VOTING AND SOLICITATION

All proxies will be voted in accordance with the instructions of the shareholder. If no choice is specified, the shares will be voted (i) FOR the election of Directors as listed in this proxy statement; (ii) FOR the approval of the Company's 2003 Stock Option Plan; (iii) FOR the appointment of Cordovano & Harvey, P.C. as the Company's certified public accountants for the fiscal year, (iv) FOR the move of the principal office, (v) FOR the name change and stock reversal, (vi) FOR the acquisition of the listed properties, and (vii) FOR the declaration and issue of the unit dividend. Each shareholder is entitled to one vote for each share of Common Stock held by him or her on all matters presented at the Annual Meeting. There are no shares of Preferred Stock outstanding. Shareholders do not have the right to cumulate their votes in the election of Directors.

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's Directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

At the Annual Meeting, the presence, in person or by proxy, of shareholders owning a majority of the shares of Common Stock issued and outstanding on the Record Date shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

If a quorum is present, the affirmative vote of the holders of a majority of the votes cast by the shareholders entitled to vote at the Annual Meeting is required to approve any proposal submitted at the Annual Meeting, including the election of Directors. Although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of Directors, the adoption of the Stock Option Plan, the appointment of auditors, or on any other issues requiring approval of a majority of the votes cast.

BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial ownership of Common Stock of the Company as of the Record Date for the following: (i) each person or entity who is known to the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's Directors (and nominees for election as Directors); (iii) the Company's Chief Executive Officer and each of the officers ("Named Officers") named in the Summary Compensation Table herein; and (iv) all Directors and executive officers of the Company as a group.

The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or dispositive power and also any shares that the individual has the right to acquire within sixty days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and dispositive power (or shares such power) with respect to the shares shown as beneficially owned.

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
Common Stock	John Punzo	1,105,534	12.09
Common Stock	Monahan & Biagi	500,000	5.47
Common Stock	All Other Directors and Officers as a Group (1 individual)	31,000	0.34
	Total	1,636,534	17.90

PROPOSAL NO. 1

ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

The Company's Bylaws currently provide for a Board of Directors of not less than three (3) nor more than nine (9) members. The Company's Board currently has three (3) members. The Company's management recommends the three (3) Directors listed below. Each of the nominees has indicated his willingness to serve if elected. At the Annual Meeting, shares represented by the accompanying Proxy will be voted for the election of the three (3) nominees recommended by the Company's management unless the Proxy is marked in such a manner as to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a Director.

The term of office of each person elected as a Director will continue for the applicable term of such Director's class, or until his successor has been duly elected and qualified.

The following table indicates the name of each nominee/director, the Director's class, and certain information regarding each nominee, including their age, principal occupation or employment, and the year in which each nominee first became a Director of the Company, if such person has previously served on the Company's Board of Directors.

Name of Nominee	Age	Current Position/Office	Position Held Since

Flavio Bidese	38	Director	2000
Class II (Term Expires in 2005)

John Punzo	48	Director	1999
Class III (term expires in 2006)

Russ Costin	59	Director	2000
Class III (term expires in 2006)

FLAVIO BIDESE, DIRECTOR

     Mr. Bidese has worked in the film industry for 17 years with Rainmaker Digital Pictures. He graduated with honors from BCIT in the Broadcast Communications program. His experience as an online editor has him on the leading edge in the telecommunication industry working with High Definition Television technology. His skills and knowledge combine both the creativity of a graphic artist and the troubleshooting ability of a computer technician. He has applied his knowledge in skills in these fields for his restaurant and catering business to develop a comprehensive online ordering system to maximize the efficiency of processing by eliminating redundancy with automation but maintaining the much needed human service interaction required for this business.

JOHN PUNZO, DIRECTOR (CHAIRMAN), PRESIDENT & CHIEF EXECUTIVE OFFICER

   Mr. Punzo has been Sonoran's President and Chief Executive Officer since January 7, 1999. Since 1981, he has been a businessman and entrepreneur, launching and operating several businesses, including a successful restaurant operation in Vancouver, Canada. Mr. Punzo also has played a key role in obtaining funding for a number of public and private companies. In late 1998, John raised over one million dollars for Showstar Entertainment. After the company went public, it became apparent to the Board of Directors that a strategic shift would be necessary and they felt that Mr. Punzo would be a required element in changing the company's direction. John accepted the position of President and CEO of Showstar in January 1999, on the condition that it be a temporary arrangement. In the year that followed, John raised in excess of $10 million for the company and although many 'dotcom' companies have collapsed during the past years, he was able to keep Showstar afloat and is now directing the Company in getting itself established in the oil and gas industry.

RUSS COSTIN, DIRECTOR, CONTROLLER

Russ is a Certified General Accountant in the Province of British Columbia and has served in a variety of accounting and management positions in the forest industry. In mid 1989, he chose to join a Tax Preparation firm to further his knowledge of business and personal taxes as well as working with start-up businesses. For the five years prior to joining Showstar on June 1, 1999, Russ operated his own public practice, providing tax, accounting and consulting services to business and private citizens. During his time with Showstar, he has handled a variety of administrative functions, held various senior positions and now continues to provide the same support to the CEO through the transition into the oil and gas sector. This includes; accounting, SEC reporting compliance and contract reviews, as well as being the Corporate Secretary.

BOARD AND COMMITTEE MEETINGS

During the Company's fiscal year ending April 30, 2003, the Board of Directors held a total of seven meetings and approved eighteen Actions by Written Consent. During that time, no incumbent Director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors (held during the period for which he has been a Director).

There are currently no committees of the Board of Directors as the Company does not have sufficient members on the Board that would be classified as independent members. Management is committed to finding additional appropriate knowledgeable independent Board members to assist in the growth of the Company and sit on various board committees. The functions of the Audit and Compensation Committee are: (i) to recommend the engagement of the Company's independent auditors and review with them the plan, scope and results of their audit for each year; (ii) to consider and review other matters relating to the financial and accounting affairs of the Company; and (iii) to review and recommend to the Board of Directors all compensation packages, including the number and terms of stock options, offered to officers and executive employees of the Company. Prior to the establishment of the Audit and Compensation Committee, the entire Board of Directors performed the functions now assigned to this committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

COMPENSATION OF DIRECTORS

Members of the Board of Directors were granted 150,000 options each at a strike price of $.20 per share exercisable June 1, 2003 as compensation for their services in Fiscal 2003.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's Officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such Officers, Directors and ten percent shareholders are also required by SEC rules to furnish the Company with copies of all such forms that they file. The Company's initial registration statement on Form 10-SB became effective on or about April 5, 2000. Management is confident that all filings required are current as of the proxy date.

EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the aggregate annual remuneration of Sonoran’s Chief Executive Officer and the other executive officers whose annual salary and bonus exceeded $100,000 in the fiscal year ended April 30, 2003 (collectively, the "named executive officers"), and for the fiscal years ended April 30, 2002 and April 30, 2003, the Company's most recent and only meaningful fiscal years. All amounts are in U.S. dollars unless otherwise noted. For this purpose, compensation paid in Canadian dollars has been converted to U.S. dollars based upon a conversion rate of $1.00 CDN equal to $0.65 US.

		Annual Compensation			Long Term Compensation
Name and Principal Position	Year	Salary	Bonus	Other	Restricted Stock	Options	All Other Compensation
John Punzo	2002	$ 82,488	0	0	200,000	0	0
Chief Executive Officer	2003	$120,000[1]	0	0	0	1,500,000	0

(1) Payment was made in Cash and debt.

SB Item 201(d), Release 33-8048 Information

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(A)	(B)	(C)

Equity Compensation plans approved by security holders	None	None	None

Equity compensation plans not approved by security holders	2,100,000	$0.221	None

Total	2,100,000	$0.221	None

OPTION GRANTS IN FISCAL YEAR 2003

The following table sets forth the option grants in fiscal year ended April 30, 2003, made to the "named executive officers" in the Summary Compensation Table above. No stock appreciation rights were granted in fiscal year April 30, 2003. All amounts are in U.S. dollars unless otherwise noted.

Name	Position	Exercise Price ($/share)	Expiration Date	Number of Securities Underlying the Options Granted	Percent of Total Options Granted to Employees in Fiscal Year 2003
John Punzo	President	0.20	June 2012	750,000	N/A
John Punzo	President	0.25	June 2012	750,000	N/A
John Punzo	Director	0.20	June 2005	150,000	N/A
Russ Costin	Director	0.20	June 2005	150,000	N/A
Flavio Bidese	Director	0.20	June 2005	150,000	N/A

         EMPLOYMENT AGREEMENTS

No new employment agreements were entered into in Fiscal 2003.

CERTAIN TRANSACTIONS

From time to time the Company has engaged in various transactions with the Company's Directors, executive officers and other affiliated parties. The following paragraphs summarize certain information concerning transactions which have occurred in the past two years or which are currently proposed.

The Board of Directors requires that all transactions between the Company and its Officers, Directors, principal shareholders and affiliates be approved by a majority of the independent and disinterested outside Directors and must be on terms no less favorable to the Company than could be obtained from an unaffiliated third party under similar circumstances.

During the year ended April 30, 2003, the Company issued 426,200 shares of its common stock to an officer as payment for $106,550 of accrued compensation. The market price of the common stock was $.25 on the date of issuance.

During the year ended April 30, 2003, the Company issued 200,000 shares of its common stock to an officer as payment for $30,000 of salaries. The market price of the common stock was $.15 on the date of issuance.

During the year ended April 30, 2003, the Company issued the officer 758,000 shares of its common stock to pay off all of the officer’s loans and accrued interest valued at $189,504. The number of shares issued was based on the market price of the stock on the date of issuance, $.25. The Company also repaid the officer 47,228 against the officer’s advances. Following the stock issuance and payments, the Company owes the officer for $15,042 in non-interest bearing advances as of April 30, 2003.

PROPOSAL NO. 2

APPROVAL OF THE COMPANY'S 2003 STOCK OPTION PLAN

DESCRIPTION OF THE COMPANY'S 2003 STOCK OPTION PLAN

The Board of Directors adopted the Company's 2003 Stock Option Plan (the "2003 Option Plan") in August 2003, subject to approval by the Company's shareholders. A copy of the 2003 Stock Option Plan is attached to this Proxy Statement as EXHIBIT A.

The Company may grant stock options under the 2003 Plan to qualified employees, Directors or consultants in order to motivate them to maintain their commitment to the Company. Options under this 2003 Plan may be either Incentive Stock Options or Nonstatutory Stock Options and may be exercised no later than ten years from the date of their grant. The 2003 Plan is administered by the Board of Directors of the Company. The Board has directed the officers of the Company to reserve 900,000 shares of Common Stock for issuance upon exercise of options granted pursuant to the 2003 Plan.

Since each Director is eligible to receive options under the 2003 Plan, each such Director has a personal interest in the adoption of the 2003 Plan.

TAX CONSEQUENCES TO THE COMPANY OF THE 2003 STOCK OPTION PLAN

The Company will be entitled to a deduction in connection with the exercise of a Non-Qualified Stock Option under the 2003 Plan by an optionee, to the extent that the optionee recognizes ordinary income. The Company will be entitled to a deduction in connection with the disposition of Incentive Stock Option Shares only to the extent that the optionee recognizes ordinary income on a disqualifying disposition of the Incentive Stock Option Shares.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE COMPANY'S 2003 STOCK OPTION PLAN.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors has selected Cordovano & Harvey, P.C., independent accountants, to audit the financial statements of the Company for the fiscal year ending April 30, 2003. Cordovano & Harvey have audited the Company's financial statements for the fiscal year ended April 30, 2003 as well as the financial statements for the previous fiscal year.  No representatives of Cordovano & Harvey, P.C. will be attending the annual meeting so there will be no opportunity for the shareholders to make inquiries of them.

AUDIT FEES

The audit fees for the fiscal year ended April 30, 2003 totaled $10,250.00.  This total includes $2,250 billed for reviews of the Company's quarterly statements and $8,000 billed for our annual audit.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

There were no fees billed for the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by the principal accountant in the fiscal year ended April 30, 2003.

ALL OTHER FEES

There were no fees other than those described above for the fiscal year ended April 30, 2003.

As the Company has no audit committee, the Board of Directors have found that the provision of services covered above are compatible with the maintenance of the principal accountant's independence.

The Board of Directors has conditioned its appointment of the Company's independent accountants upon the receipt of the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting, which shares voting affirmatively also constitute at least a majority of the required quorum. In the event that the shareholders do not approve the selection of Cordovano & Harvey, the Board of Directors will reconsider the appointment of the independent accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF CORDOVANO & HARVEY, AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING APRIL 30, 2003.

PROPOSAL NO. 4

RATIFICATION OF THE MOVE OF THE PRINCIPAL OFFICE TO CALIFORNIA

The Company’s major operations are in the state of California at this time and Management feels that our principal office should be in that State at this time.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE MOVE OF THE PRINCIPAL OFFICE OF THE COMPANY TO LOS ANGELES, CALIFORNIA.

PROPOSAL NO. 5

RATIFICATION OF THE NAME CHANGE AND THE SHARE CONSOLIDATION

Once Management and the Board decided to proceed with the new business plan and enter into the oil and gas business the change of name became imperative so as to reflect the Company’s new direction. The name chosen was Sonoran Energy, Inc.

The share consolidation was required to recapitalize the Company and allow it to move forward with the new business plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE NAME CHANGE AND THE SHARE CONSOLIDATION.

PROPOSAL NO. 6

RATIFICATION OF THE ACQUISITION OF OIL AND GAS LEASES AS LISTED

Our new Business Plan states Sonoran Energy’s primary objective is to identify, acquire and develop working interest percentages in smaller, underdeveloped oil and gas projects that do not meet the minimum requirements of major oil and gas corporations. Sonoran Energy’s goal is to be recognized as a promising junior oil and gas producer. To accomplish that goal Management arranged for the acquisition of the following properties:

SAN ANTONIO PROJECT, acquired in May 2002, located in the Salinas Basin, Monterrey California. A 3.375 % working interest in future wells of this project.

FRANKLIN PROJECT, acquired in July 2002, located in the Sacramento Valley, California. Sonoran acquired a 2% working interest in this gas play with potential of 400 Bcf of gas. Sonoran secured any and all rights held by previous owner to participate in future wells drilled on the Franklin Prospect Contract Area.

KEYSTONE OIL COMPANY’S DEER CREEK PROPERTY, acquired in December 2002, is a "Community" Lease consisting of approximately 93 acres at Deer Creek Field, Tulare County, California. Sonoran has a 60% working interest in the property but will receive 80% of the net revenue until it has recouped 150% of its acquisition costs. This project with 12 producing wells and two water injection wells, is a straight production acquisition for approximately 35 barrels oil per day.

EMJAYCO’S GLIDE #33 PROPERTY, acquired in December 2002, is a lease consisting of 160 acres in Mt. Poso Field, Kern County, California. Sonoran has a 60% working interest in the property but will receive 80% of the net revenue until it has recouped 150% of its acquisition costs. The project, which has twelve wells and one water injector well, is producing an average of 30 barrels per day.

DEER CREEK OIL FIELD – MERZONIAN LEASE acquired in April 2003, is a lease consisting of approximately 20 acres, 6 producing wells and one injection well in Tulare County adjacent to the Keystone leases. Sonoran has a 50% working interest with the other 50% belonging to our operating partner. The wells are producing an average of 25 barrels per day.

SACRAMENTO BASIN GAS PROPERTIES acquired in April 2003, consists of four operations which Sonoran has acquired a working interest in each lease:

Deverton Creek Gas Field located in Solano County, consisting of seven producing wells operated by Aspen Exploration Corp. and producing 1000 Mcf /day as of January 1, 2003. Sonoran acquired a 1.125% Working Interest in the producing wells along with working interests varying from 0.019% to 0.056 % in wells that have proven undeveloped reserves.

Malton-Black Butte Gas Field located in Tehama County, consisting of six producing wells, a water injection well operated by Aspen Exploration Corp. with one shut-in well and producing 1000 Mcf /day as of January 1, 2003. Sonoran acquired a 10% Working Interest in the producing wells along with working interests varying from 2.65% to 5.0 % in wells that have proved undeveloped reserves.

Maine Prairie Gas Field located in Solano County, consisting of four producing wells operated by Castle Minerals Ltd. and producing 1914 MMBTU /day as of January 1, 2003. Sonoran acquired a 1.41% Working Interest in three of the wells and a 0.705% working interest in the fourth well.

Lambie Ranch

located in Salano County, consisting of one well that is presently being reworked and operated by Gotland Oil Co. Sonoran has acquired a 1.0% Working Interest in this well.

PROPOSAL NO. 7

RATIFICATION OF THE DECLARATION AND ISSUANCE OF AN EIGHT (8) % UNIT DIVIDEND AND WARRANT.

Over the past year Sonoran Energy has made significant progress in establishing itself as a promising junior oil and gas producer through its acquisitions as listed above. The recent announcements of new geological discoveries of 890,000 barrels of proved undeveloped (PUD) reserves and its acquisitions as listed above have put the Company in a position to declare this dividend. The stock dividend is intended to reward our loyal shareholders for their patience and commitment to the growth of the Company.

The Dividend, for shareholders of record on July 25, 2003, consists of an Eight (8)% restricted stock dividend and a warrant (one warrant for every 10 shares held) payable August 22, 2003.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE DECLARATION AND ISSUANCE OF AN EIGHT (8) % UNIT DIVIDEND AND WARRANT.

PROPOSAL NO. 8

RATIFICATION OF THE APPOINTMENT OF THE NEVADA AGENCY AND TRUST COMPANY AS TRANSFER AGENT.

As costs associated with the services of the transfer agent were steadily rising, Management chose to look at options that were now available including online reporting. The Nevada Agency and Trust Company, in the opinion of Management , would be able to provide the most cost effective program and meet all the requirements. The Board members agreed and the appointment became effective July 22, 2003.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE NEVADA AGENCY AND TRUST COMPANY AS TRANSFER AGENT.

PROPOSAL NO. 9

APPROVAL OF THE SUBMISSION OF AN SB-2 REGISTRATION STATEMENT for $5,000,000.

The Company, in association with its operating partner, is continuously looking at opportunities for growth through expansion. In addition, we will have to embark on a comprehensive drilling program to tap the 890,000 barrel oil reserves recently discovered on our existing property. The SB-2 registration statement will allow Management to move ahead in all endeavors and will also bring sponsorship from major investors and underwriters.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE SUBMISSION OF AN SB-2 REGISTRATION STATEMENT for $5,000,000.

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be eligible for inclusion in the Company's Proxy Statement and proxy card relating to the 2004 Annual Meeting of shareholders of the Company must be submitted to the Company in accord with Rule 14a-8 under the Securities and Exchange Act of 1934 not later than the close of business on May 10, 2004, together with written notice of the shareholder's intention to present a proposal for action at the 2004 Annual Meeting of shareholders. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the shareholder, the number of voting securities held by the shareholder of record, a statement that the shareholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, and a statement in support of the proposal.

A shareholder proposal is a shareholder's recommendation or requirement that the Company and/or its Board of Directors take action, which the shareholder intends to present at the 2004 Annual Meeting of the Company's shareholders. The proposal should state as clearly as possible the course of action that the shareholder believes the Company should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

The Board of Directors knows of no other matters to be submitted to the Annual meeting. If any other matters properly come before the Annual Meeting, it is the intention of the person(s) named in the enclosed Proxy card to vote shares they represent as the Company may recommend or in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope that has been enclosed.

                                                               By Order of the Board of Directors

                                                               _____________________________

                                                               JOHN PUNZO

                                                               President and Chief Executive Officer

Los Angeles, CA

August 15, 2003

EXHIBIT A

SONORAN ENERGY, INC.

2003 STOCK OPTION PLAN

     1. PURPOSES OF THE PLAN. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Non-statutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

     2. DEFINITIONS. As used herein, the following definitions shall apply:

               (a) "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

               (b) "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

               (c) "BOARD" means the Board of Directors of the Company.

               (d) "CODE" means the Internal Revenue Code of 1986, as amended.

               (e) "COMMITTEE" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

               (f) "COMMON STOCK" means the common stock of the Company.

               (g) "COMPANY" means SONORAN ENERGY, INC., a Washington corporation.

               (h) "CONSULTANT" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

               (i) "DIRECTOR" means a member of the Board.

               (j) "EMPLOYEE" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of: (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless re-employment upon expiration of such leave is guaranteed by statute or contract. If re-employment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave, any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

               (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

               (l) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                    (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market or the NASDAQ Small Cap Market of the NASDAQ Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

                    (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

                    (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

               (m) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

               (n) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

               (o) "OPTION" means a stock option granted pursuant to the Plan.

               (p) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

               (q) "OPTION EXCHANGE PROGRAM" means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

               (r) "OPTIONED STOCK" means the Common Stock subject to an Option or a Stock Purchase Right.

               (s) "OPTIONEE" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

               (t) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (u) "PLAN" means this 2003 Stock Option Plan.

               (v) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 10 below.

               (w) "SERVICE PROVIDER" means an Employee, Director or Consultant.

               (x) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 12 below.

               (y) "STOCK PURCHASE RIGHT" means a right to purchase Common Stock pursuant to Section 10 below.

               (z) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is Nine Hundred Thousand (900,000) Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

     If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4. ADMINISTRATION OF THE PLAN.

               (a) The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

               (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

                    (i) to determine the Fair Market Value;

                    (ii) to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

                    (iii) to determine the number of Shares to be covered by each such award granted hereunder;

                    (iv) to approve forms of agreement for use under the Plan;

                    (v) to determine the terms and conditions of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right of the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                    (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;

                    (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

                    (viii) to initiate an Option Exchange Program;

                    (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                    (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

                    (xi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

               (c) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

     5. ELIGIBILITY.

               (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

               (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

               (c) Neither the Plan nor any Option or Stock Purchase Right shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

     6. TERM OF PLAN. Subject to Section 18 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of 10 years unless sooner terminated under Section 14 of the Plan.

     7. TERM OF OPTION. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than 10 years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be 5 years from the date of grant or such shorter term as may be provided in the Option Agreement.

     8. OPTION EXERCISE PRICE AND CONSIDERATION.

               (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                    (i) In the case of an Incentive Stock Option

                         (A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                         (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                    (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator.

                    (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

               (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of: (i) cash, (ii) check, (iii) promissory note, (iv) other Shares which (A) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (vi) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9. EXERCISE OF OPTION.

               (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least 30 days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (c) DISABILITY OF OPTIONEE. If an Optionee ceases to be a Service Provider as a result of the Optionee's total and permanent disability, as defined in Section 22(e)(3) of the Code, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 12 months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (d) DEATH OF OPTIONEE. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 12 months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (e) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10. STOCK PURCHASE RIGHTS.

               (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

               (b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

               (c) OTHER PROVISIONS. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

               (d) RIGHTS AS A SHAREHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

     11. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. Unless determined otherwise by the Administrator, Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

     12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR ASSET SALE.

               (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

               (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until 15 days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

               (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully exercisable for a period of 15 days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     13. TIME OF GRANTING OPTIONS AND STOCK PURCHASE RIGHTS. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

     14. AMENDMENT AND TERMINATION OF THE PLAN.

               (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan.

               (b) SHAREHOLDER APPROVAL. The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

               (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     15. CONDITIONS UPON ISSUANCE OF SHARES.

               (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     16. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     18. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

SONORAN ENERGY, INC.

2003 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

     Unless otherwise defined herein, the terms defined in the 2003 Stock Option Plan shall have the same defined meanings in this Stock Option Agreement.

I. NOTICE OF STOCK OPTION GRANT

     [Optionee's Name and Address]

     _____________________________

     _____________________________

     _____________________________

     The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Grant Number ____________________________________________

     Date of Grant ____________________________________________

     Vesting Commencement Date ____________________________________________

     Exercise Price per Share $___________________________________________

     Total Number of Shares Granted ___________________________________________

     Total Exercise Price $___________________________________________

     Type of Option: [___] Incentive Stock Option

                                   [___] Nonstatutory Stock Option

     Term/Expiration Date: ____________________________________________

     VESTING SCHEDULE:

     This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

     TERMINATION PERIOD:

     This Option shall be exercisable for three months after Optionee ceases to be a Service Provider. Upon Optionee's death or Disability, this Option may be exercised for one year after Optionee ceases to be a Service Provider. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II. AGREEMENT

     1. GRANT OF OPTION. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the "OPTIONEE"), an option (the "OPTION") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "EXERCISE PRICE"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

     If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

     2. EXERCISE OF OPTION.

          (a) RIGHT TO EXERCISE. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

          (b) METHOD OF EXERCISE. This Option shall be exercisable by delivery of an exercise notice in the form attached as EXHIBIT A (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

          No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3. OPTIONEE'S REPRESENTATIONS. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as EXHIBIT B.

     4. LOCK-UP PERIOD. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "MANAGING UNDERWRITER") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "MARKET STANDOFF PERIOD") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose top-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     5. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          (a) cash or check;

          (b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

          (c) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     6. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

     7. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     8. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     9. TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a) EXERCISE OF NSO. There may be a regular federal income tax liability upon the exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          (b) EXERCISE OF ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

          (c) DISPOSITION OF SHARES. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

          (d) NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two (2) years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

     10. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the laws of the State of Washington.

     11. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME,WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE SONORAN ENERGY, INC.

___________________________ _____________________

Signature By

___________________________ _____________________

Print Name Title

___________________________________________________________________________________

Residence Address

2003 STOCK OPTION PLAN

EXERCISE NOTICE

SONORAN ENERGY, INC.

11300 W. Olympic Boulevard, Ste. 800,

 Los Angeles, CA 90064

Attention: Secretary

     1. EXERCISE OF OPTION. Effective as of today, __________________, 20___,the undersigned ("OPTIONEE") hereby elects to exercise Optionee's option to purchase __________ shares of the Common Stock (the "SHARES") of Sonoran Energy, Inc. (the "COMPANY") under and pursuant to the 2003 Stock Option Plan (the "PLAN") and the Stock Option Agreement dated _____________, 20___ (the "OPTION AGREEMENT").

     2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

     3. REPRESENTATIONS OF OPTIONEE. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4. RIGHTS AS SHAREHOLDER. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

     5. COMPANY'S RIGHT OF FIRST REFUSAL. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the "HOLDER") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "RIGHT OF FIRST REFUSAL").

          (a) NOTICE OF PROPOSED TRANSFER. The Holder of the Shares shall deliver to the Company a written notice (the "NOTICE") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("PROPOSED TRANSFEREE"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "OFFERED PRICE"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

          (b) EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

          (c) PURCHASE PRICE. The purchase price ("PURCHASE PRICE") for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

          (d) PAYMENT. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

          (e) HOLDER'S RIGHT TO TRANSFER. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          (f) EXCEPTION FOR CERTAIN FAMILY TRANSFERS. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section. "IMMEDIATE FAMILY" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

          (g) TERMINATION OF RIGHT OF FIRST REFUSAL. The Right of First Refusal shall terminate as to any Shares upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     6. TAX CONSULTATION. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     7. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

          (a) LEGENDS. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

 THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT AND ANY STATE SECURITIES LAWS.   THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

          (b) STOP-TRANSFER NOTICES. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     8. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     9. INTERPRETATION. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

     10. GOVERNING LAW; SEVERABILITY. This Exercise Notice is governed by the laws of the State of Washington.

     11. ENTIRE AGREEMENT. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

Submitted by:                                                                     Accepted by:

OPTIONEE                                                                       SONORAN ENERGY, INC.

_______________________                                             _______________________

Signature By:

______________________                                               ________________________

Print Name Title

ADDRESS:

____________________________________________________________________________________

_____________________________

Date Received

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE: __________________

COMPANY: SONORAN ENERGY, INC.

SECURITY: COMMON STOCK

AMOUNT: $_________________________

DATE: __________________

     In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

     (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "SECURITIES ACT").

     (b) Optionee acknowledges and understands that the Securities constitute "RESTRICTED SECURITIES" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

     (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, 90 days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three-month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of theSecurities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

     (c) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

                                        Signature of Optionee:

                                        ________________________________________

                                        Date: _________________________, 20_____

PROXY

SONORAN ENERGY, INC.

11300 W. Olympic Boulevard, Ste. 800,

 Los Angeles, CA 90064

PROXY FOR 2003 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of SONORAN ENERGY, INC., a Washington corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated August 15, 2003, and revoking all prior proxies, hereby appoints JOHN PUNZO or RUSS COSTIN, and each of them, as proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2003 Annual Meeting of Shareholders of SONORAN ENERGY, INC., to be held on September 30, 2003, at 10:00 a.m. local time, at 11300 West Olympic Blvd., Suite 800, Los Angeles, California 90064 and at any adjournment or adjournments thereof, and to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon with all the powers the undersigned would possess if personally present.

A majority of such attorneys or substitutes as shall be present and shall act at said Annual Meeting or any adjournment or adjournments thereof (or if only one shall represent and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINATED DIRECTORS, FOR THE ADOPTION OF THE COMPANY'S 2003 STOCK OPTION PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF CORDORVANO & HARVEY, P.C. AS INDEPENDENT ACCOUNTANTS OF THE COMPANY, FOR THE RATIFICATION OF THE MOVING OF THE PRINCIPAL OFFICE TO LOS ANGELES, FOR THE RATIFICATION OF THE NAME CHANGE AND STOCK CONVERSION, FOR THE RATIFICATION OF THE ACQUISITION OF THE LISTED PROPERTIES, FOR THE RATIFICATION OF THE EIGHT (8)% UNIT DIVIDEND AND WARRANT, FOR THE RATIFICATION OF THE APPOINTMENT OF THE NEVADA AGENCY AND TRUST COMPANY AS TRANSFER AGENTS, FOR THE APPROVAL OF THE SUBMISSION OF AN SB-2 REGISTRATION STATEMENT FOR $5,00,000 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

[x] Please mark your votes as in this example.

1. To elect the following nominees for Director (except as marked below):

         NOMINEES: John Punzo, Russ Costin, Flavio Bidese

          [ ] For All Nominees [ ] Withhold All [ ] For All Except

          To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

           ___________________________ ___________________________

2. To approve the adoption of the Company's 2003 Stock Option Plan and to reserve 900,000 shares of the Company's Common Stock for issuance thereunder.

          [ ] For [ ] Against [ ] Abstain

3. To ratify the appointment of Cordovano & Harvey, P.C. as the Company's independent public accountants for the current year.

         [ ] For [ ] Against [ ] Abstain

4. To ratify the move of the principal office to Los Angeles, CA

          [ ] For [ ] Against [ ] Abstain

5. To ratify :

        The change of the name of the Company to Sonoran Energy, Inc

          [ ] For [ ] Against [ ] Abstain

       The share consolidation of 1 for 25 shares

          [ ] For [ ] Against [ ] Abstain

6. To ratify the acquisitions made: San Antonio, Keystone, Emjayco, Merzonian, Gas leases

          [ ] For All Acquisitions [ ] Withhold All [ ] For All Except

          To withhold authority to vote for any individual acquisition, mark "For All Except" and write that acquisition's name in the space provided below.

         _____________________ _____________________ _________________ ________________

7. To ratify the Eight (8) % Unit dividend and warrant

          [ ] For [ ] Against [ ] Abstain

8. To ratify the appointment of The Nevada Agency and Trust Company as Transfer Agent

          [ ] For [ ] Against [ ] Abstain

9. To approve the submission of an SB-2 Registration Statement for $5,000,000.

          [ ] For [ ] Against [ ] Abstain

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" EACH OF PROPOSALS 1, 3, 4, 5, 6, 7,8 and 9.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND A VOTE "FOR" EACH OF PROPOSALS 1,3, 4, 5,6,7, 8 and 9 ARE RECOMMENDED BY THE BOARD OF DIRECTORS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

MARK HERE FOR ADDRESS CHANGE AND NOTE CHANGE BELOW [ ]

MARK HERE IF YOU PLAN TO ATTEND THE MEETING [ ]

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

PRINT NAME(S) EXACTLY AS SHOWN ON STOCK CERTIFICATE:____________________________

SIGNATURE:_____________________________________ DATE:_________________________

SIGNATURE:_____________________________________ DATE:__________________________